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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 June 12, 2002
                    -----------------------------------------
                                (Date of Report)


                                December 2 , 2001
                    -----------------------------------------
                        (Date of Earliest Event Reported)


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                         1-4085                04-1734655
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(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

               784 Memorial Drive, Cambridge, Massachusetts 02139
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               (Address of principal executive offices) (Zip Code)

                                  781-386-2000
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

As previously reported to the Commission, on October 12, 2001, Polaroid Corporation and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") in Wilmington, Delaware.

Since January 31, 2002, Polaroid Corporation and its U.S. subsidiaries have filed monthly operating reports (see Exhibits 99.1 through 99.5 below) for the periods from October 12, 2001 with the Bankruptcy Court as required by the Bankruptcy Court.


ITEM 7(c).  EXHIBITS

Exhibit 99.1 Monthly operating report for the period from October 12, 2001 through December 2, 2001 for Polaroid Corporation and its U.S. subsidiaries.

Exhibit 99.2 Monthly operating report for the period from October 12, 2001 through December 31, 2001 for Polaroid Corporation and its U.S. subsidiaries.

Exhibit 99.3 Monthly operating report for the period from October 12, 2001 through February 3, 2002 for Polaroid Corporation and its U.S. subsidiaries.

Exhibit 99.4 Monthly operating report for the period from October 12, 2001 through March 3, 2002 for Polaroid Corporation and its
                  U.S. subsidiaries.

Exhibit 99.5 Monthly operating report for the period from October 12, 2001 through March 31, 2002 for Polaroid Corporation and its
                  U.S. subsidiaries.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         POLAROID CORPORATION
                                              (Registrant)


                                         By: /s/ LOUISE L. CAVANAUGH
                                            ------------------------------------
                                            Louise L. Cavanaugh
                                            Senior Corporate Attorney and
                                              Assistant Secretary
Dated: June 12, 2002